UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2018

KEYSIGHT TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36334	46-4254555
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1400 Fountaingrove Parkway Santa Rosa CA	95403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (800) 829-4444

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.
On March 22, 2018, Keysight Technologies, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) in Santa Rosa, California. As of January 31, 2018, the Company’s record date for the Annual Meeting, there were a total of 187,511,928 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 172,644,950 shares of Common Stock or 92.07% were represented in person or by proxy and, therefore, a quorum was present.
The stockholders of the Company voted on the following items at the Annual Meeting:

1.	Election of the Directors nominated by the Board of Directors.

2.	Approval of the Amendment and Restatement of the 2014 Equity and Incentive Compensation Plan.

3.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2018.

4.	Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers for fiscal year 2017.

Votes regarding the election of the director nominees were as follows:

Nominee	For	Against	Abstain	Non-Vote	Uncast
Ronald S. Nersesian	156,869,128	428,790	66,473	15,280,559	0
Charles J. Dockendorff	154,653,565	2,633,775	77,051	15,280,559	0
Robert A. Rango	155,174,911	2,111,635	77,842	15,280,559	3
Based on the votes set forth above, the director nominees were duly elected.

The proposal to approve the Amendment and Restatement of the 2014 Equity and Incentive Compensation Plan received the following votes:

For	Against	Abstain	Non-Vote	Uncast
147,003,066	10,227,920	133,405	15,280,559	0
Based on the votes set forth above, the Amendment and Restatement of the 2014 Equity and Incentive Compensation Plan was duly approved.

The proposal to ratify the Audit and Finance Committee’s appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2018 received the following votes:

For	Against	Abstain	Non-Vote	Uncast
172,271,888	250,976	122,083	0	3
Based on the votes set forth above, the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2018 was duly ratified.

The proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers for fiscal year 2017 received the following votes:

For	Against	Abstain	Non-Vote	Uncast
152,162,770	5,053,032	148,589	15,280,559	0
Based on the votes set forth above, the compensation of the Company’s named executive officers for fiscal year 2017 was approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYSIGHT TECHNOLOGIES, INC.

	By:	/s/ Jeffrey K. Li
	Name:	Jeffrey K. Li
	Title:	Vice President, Assistant General Counsel and
Assistant Secretary

Date: March 27, 2018